Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

WARF Agreement No. [***]

FIRST AMENDMENT TO HUMAN THERAPEUTICS EXCLUSIVE LICENSE AGREEMENT

This First Amendment (“Amendment”) made effective the 1st day of May, 2026, is by and between the Wisconsin Alumni Research Foundation (“WARF”), a nonstock, nonprofit Wisconsin corporation, and Design Therapeutics, Inc. (“Licensee”), a corporation organized and existing under the laws of Delaware.

WITNESSETH

WHEREAS, WARF and Licensee entered into a Human Therapeutics Exclusive License Agreement made effective February 20, 2019 (the “Agreement”); and

WHEREAS, WARF and Licensee would each like to amend the Agreement to [***].

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below and in the Agreement, the parties covenant and agree as follows:

1.
Section 3C (ii) is hereby deleted in its entirety and replaced with the following:

[***]

2.
Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment. Each party hereto represents to the other that it has the full authority to execute, deliver and perform this Amendment in accordance with its terms. The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Amendment on behalf of the party for whom they have signed. This Amendment may be executed in one or more counterparts by the parties by signature of a person having authority to bind the party, each of which when executed and delivered by facsimile, electronic transmission, or by mail delivery, will be an original and all of which will constitute but one and the same Amendment. The parties agree this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Design Tx – [***]	Page 1 of 2

Wisconsin Alumni Research Foundation

***Certain Confidential Information Omitted

WARF Agreement No. [***]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By:	/s/ Michael Falk	Date:	5/1/2026
Michael Falk, Chief Intellectual Property & Licensing Officer

DESIGN THERAPEUTICS, INC.

By:	/s/ Pratik Shah	Date:	5/1/2026

Pratik Shah, Ph.D. – President, CEO, and Chairperson

Design Tx – [***]	Page 2 of 2

Wisconsin Alumni Research Foundation

***Certain Confidential Information Omitted